SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------


                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) July 12, 2002 (July 11, 2002)
                                                 ------------------------------


                             GULF WEST BANKS, INC.
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              (Exact Name of Registrant as Specified in Charter)




          Florida                       000-23713             59-3276590
-----------------------------     -----------------------   ------------------
 (State or Other Jurisdiction     (Commission File Number)  (I.R.S. Employer
       of Incorporation)                                    Identification No.)



      425 22nd Avenue North, St. Petersburg, Florida         33704
      ---------------------------------------------------------------
        (Address of Principal Executive Offices)           (Zip Code)



(Registrant's Telephone Number, Including Area Code)       (727) 894-5696
                                                    --------------------------


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)





Item 5.  Other Events

On July 11, 2002, Gulf West Banks, Inc. ("Gulf West") issued a press release announcing that its board of directors had declared an $.08 per share cash dividend, payable August 1, 2002 to sharehold ers of record at July 22, 2002. The press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

     Exhibit
        No.                     Description
     --------                   -----------

       99.1                     Press release, dated July 11, 2002,
                                issued  by Gulf West.







                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GULF WEST BANKS, INC.


                                 By: /s/ Barry K. Miller
                                     ---------------------------------------
                                     Name:    Barry K. Miller
                                     Title:   Executive Vice President and
                                              Secretary


Date: July 12, 2002